                                  SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
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Check the appropriate box:
|_|   Preliminary Information Statement
|_|   Confidential for use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|X|   Definitive Information Statement

                             COGNIGEN NETWORKS, INC.
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                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
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              computed pursuant to Exchange Act Rule 0-11:
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                             COGNIGEN NETWORKS, INC.
                       7001 Seaview Avenue N.W., Suite 210
                            Seattle, Washington 98117

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on October 15, 2002

     NOTICE  IS  HEREBY  GIVEN  that an  Annual  Meeting  of  Shareholders  (the
"Meeting") of Cognigen Networks,  Inc., a Colorado  corporation (the "Company"), will be held in the Luxor  Hotel,  3900 Las Vegas  Boulevard  South,  Las Vegas,
Nevada,  89119-1000 on Tuesday,  October 15, 2002, at 10:00 a.m.,  Pacific Time,
for the purpose of considering and voting upon proposals to:

     (1)  elect directors to serve until the next annual meeting of Shareholders or until their successors are elected and qualify; and

     (2)  transact  such other  business as may lawfully come before the Meeting or at any adjournment(s) of the Meeting.

     Only shareholders of record at the close of business on September 20, 2002, are  entitled to notice of and to vote at the Meeting and at any  adjournment(s)
of the Meeting.

     The  enclosed  Information  is  submitted  by and on behalf of the Board of
Directors of the Company.  All shareholders are cordially  invited to attend the
Meeting in person.

We are not asking you for a proxy and you are requested not to send us a proxy

                                    BY ORDER OF THE BOARD OF DIRECTORS

Seattle, Washington
September 25, 2002                         DAVID L. JACKSON, SECRETARY

                             COGNIGEN NETWORKS, INC.
                       7001 Seaview Avenue N.W., Suite 210
                            Seattle, Washington 98117

                              INFORMATION STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 15, 2002

     This information statement ("Information  Statement") is being furnished by the Board of Directors of Cognigen Networks,  Inc., a Colorado  corporation (the
"Company"),   in  connection  with  the  Annual  Meeting  of  Shareholders  (the
"Meeting") to be held in the Luxor Hotel,  3900 Las Vegas Boulevard  South,  Las
Vegas, Nevada,  89119-1000 on Tuesday,  October 15, 2002, at 10:00 a.m., Pacific
Time, and at any adjournment(s) of the meeting.

     This Information Statement and the accompanying  Information will be mailed to the Company's shareholders on or about September 25, 2002.

                        We Are Not Asking You For A Proxy
                  And You Are Requested Not To Send Us A Proxy.

                                VOTING SECURITIES

     Voting rights are vested in the holders of the  Company's  $0.001 par value
Common Stock ("Common Stock"),  with each share entitled to one vote. Cumulative voting in the election of  directors  is not  permitted.  Only  shareholders  of record at the close of business on September 20, 2002, are entitled to notice of and to vote at the Meeting or any adjournments  thereof.  On September 20, 2002, the Company had 9,054,456 shares of Common Stock outstanding.

                         ACTIONS TO BE TAKEN AT MEETING

     The Meeting has been called by the directors of the Company to consider and act upon the following matters:

     (1)  elect  directors,  to be nominated at the meeting,  to serve until the next Annual  Meeting of  Shareholders  or until their  successors  are elected and qualify;

     (2)  transact  such other  business as may lawfully come before the Meeting or at any adjournment(s) of the Meeting.

     The holders of one-third of the outstanding  shares of Common Stock present at the Meeting shall constitute a quorum. If a quorum is present,  directors are elected by a plurality of the vote,  i.e.,  the number of  candidates  nominated from the floor at the meeting that  corresponds  with the number of directors to be elected and that  receive the highest  number of votes cast in favor of their election  will be elected  to the Board of  Directors.  As to all other  actions voted on at the  Meeting,  if a quorum is  present,  the  affirmative  vote of a majority of the shares  represented  at the Meeting and  entitled to vote on the subject  matter  shall be the act of the  shareholders.  Where  brokers have not received  any  instruction  from their  clients  on how to vote on a  particular proposal,  brokers  are  permitted  to  vote  on  routine  proposals  but not on nonroutine  matters.  The  absence of votes on  nonroutine  matters  are "broker nonvotes."  Abstentions  and broker  nonvotes  will be  counted  as present  for purposes of  establishing  a quorum,  but will have no effect on the election of directors.  Abstentions and broker nonvotes on proposals other than the election of  directors,  if any,  will be counted as present  for  purposes  of the other proposals and will count as votes against all other proposals.

                               PROPOSAL NUMBER ONE
                              ELECTION OF DIRECTORS

     The  number of  directors  on the  Company's  Board of  Directors  has been established by resolution of the Board of Directors as four directors. The terms of all of the current directors expire at the Meeting.

     During the  Meeting,  nominations  for director  will be accepted  from the shareholders  attending the Meeting.  The  shareholders  present will vote their shares for the  election of the persons for director  nominated  from the floor.
Unless the number is changed by  resolution of the  shareholders  adopted at the meeting, no more than four of the persons nominated can be elected.  The persons elected  will be the  number  of  nominees  that  corresponds  to the  number of directors  to be elected who receive  the highest  number of votes.  The elected nominees will hold office until the annual meeting of shareholders to be held in
2003,  until  their  successors  are duly  elected or  appointed  or until their earlier death, resignation or removal.

                                CURRENT DIRECTORS

     The name,  position with the Company,  age of each of the Company's current directors and the period during which each of the  Company's  current  directors has served as one of the Company's directors are as follows:

            Name and Position                    Age        Director Since
            -----------------                    ---        --------------
      Jimmy L. Boswell                           60              2000
      Executive Vice President, Chief
      Operating Officer and Director
      Darrell H. Hughes                          57              2000
      Chairman of the Board, President,
      Chief Executive Officer and Director
      David L. Jackson                           64              1995
      Senior Vice President of Corporate
      and Public Affairs, Secretary and
      Director
      David G. Lucas                             62              2000
      Treasurer, Chief Financial Officer
      and Director
      Christopher R. Seelbach                    63              2001
      Director

Jimmy L. Boswell has been one of the Company's  directors  since April 2002, the
Company's  Executive  Vice  President  since  July  2000,  the  Company's  Chief
Operating  Officer since August 1999,  was the Company's  President  from August
1999 to June 2000 and was one of the  Company's  directors  from  August 1999 to
January  2000 and from  September  2000 to August  2001.  From July 1999 to July
2001,  Mr.  Boswell  also was a director  and the  President  of  Inter-American
Telecommunications  Holding  Corporation,  the net  assets of which the  Company acquired in August 1999. From January 1998 to the present,  Mr. Boswell has also been the President, Chief Executive Officer and a director of Cognigen Switching
Technologies, Inc., a long distance national and international telephone carrier that we  acquired in April 2000.  From  November  1993 to  September  1997,  Mr.
Boswell was the Vice President of  Engineering  and Chief  Technical  Officer of
Gateway U.S.A., Inc., an international  telecommunications  company. Mr. Boswell graduated with a degree in management from the University of Redlands.

Darrell H. Hughes has been one of the  Company's  directors  since January 2000, the Company's Chairman of the Board and the Company's  President since July 2000 and the Company's  Chief  Executive  Officer since October 1999. From April 1997 through  October 1999,  Mr. Hughes was Vice  President of Sales and Service with
AAA Washington, an automobile association. From October 1996 through March 1997,
Mr.  Hughes was the Vice  President  of  Engineering  with ITL, a long  distance telecom  company.  From June 1996 through October 1996, Mr. Hughes was a Manager of Program Development for Siemens Communications,  Inc., a worldwide technology and  communications  systems provider.  From 1995 until 1996, Mr. Hughes was the
Director  of Sales in the  Northwest  for Ascom  Timeplex,  a provider of voice, video and data  communications.  Mr. Hughes  graduated with a bachelor degree in liberal arts and a masters degree in management from the University of Redlands.

David L. Jackson has been one of the Company's  directors  since  February 1995, the  Company's  Senior Vice  President  of Corporate  and Public  Affairs or the
Company's Vice  President  since August 1999 and the Company's  Secretary  since
August 1999 and was the Company's  Treasurer  from August 1999 to July 2000, the
Company's  President  and  Chairman of the Board from 1996 to August  1999,  the
Company's Vice  President from 1995 to 1996 and the Company's  President and the
Chairman of the Board from 1990 to 1992.  From  August  1999 to March 2002,  Mr.
Jackson was a director and the  Secretary of  Inter-American  Telecommunications
Holding  Corporation,  the net assets of which the  Company  acquired  in August
1999.  Mr.  Jackson has been a licensed real estate  broker in California  since
1991.  Mr.  Jackson  graduated  with a bachelor of arts  degree  from  Northwest
Nazarene  University  and with a Juris  Doctor  degree  from the  University  of
Denver,  College of Law. Mr.  Jackson is an arbitrator in dispute  resolution of commercial  and  labor  law.  He has been on the  roster of  arbitrators  of the
Federal Mediation and Conciliation Service of the United States Government since
March 1994.

David G. Lucas has been one of the Company's directors since September 2000, the
Company's  Treasurer since July 2000 and the Company's  Chief Financial  Officer since December 1999.  From July 1999 to March 2002, Mr. Lucas also was the Chief
Financial  Officer and a director of Inter-American  Telecommunications  Holding
Corporation,  the net assets of which the Company  acquired in August 1999. From
April 1998 to the present,  Mr. Lucas has been the Vice  President of Finance of
Cognigen   Switching   Technologies,   Inc.,  a  long   distance   national  and
international  telephone  carrier that we acquired in April 2000. From July 1997 through March 1998, Mr. Lucas was the Controller for U.S.  Filter Corp., a water treatment  company.  From 1994 to July 1997,  Mr. Lucas was the  Controller  for
Gateway U.S.A., a long distance  national and international  telephone  carrier.
Mr. Lucas graduated with a bachelor of science degree in business administration from Wayne State University and is a certified public accountant.

Christopher  R.  Seelbach has been one of the Company's  directors  since August
2001.  From 1985 to the present,  Mr.  Seelbach  has been  President of Seelbach
Associates LLC, a management consulting firm. At various times from 1998 through
May 2001, Mr. Seelbach served as a consultant, director, Chief Operating Officer and acting Chief Financial  Officer of CallNOW.com,  Inc., a  telecommunications company.  From 1994 to 1998,  he was an  independent  consultant,  and served as
President and Chief Executive  Officer of Belcom,  Inc., a COMSAT  international
telecommunications   investment,   and   President   of  Skysat   Communications
Corporation,  a wireless  telecommunications  systems development company.  From
1992 to 1994 Mr. Seelbach was a director and Chief Operating  Officer of Viatel,
Inc.,  an  international  telecommunications  company.  Prior to 1992,  he was a venture  capitalist  with Exxon  Enterprises  and a consultant  with  McKinsey &
Company. He is a 1961 graduate of the United States Naval Academy with a B.S. in engineering and received an M.B.A. from Columbia University in 1967.

                       MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ended June 30,  2002,  the Board of  Directors  held twelve meetings.  All of the Company's current directors  attended more than 75%
of the  aggregate  of all  meetings  of the  Board of  Directors.  The  Board of
Directors  acts  from  time to  time by  unanimous  written  consent  in lieu of meetings.  During the fiscal year ended June 30,  2002,  the Board of  Directors conducted five meetings by unanimous written consent. The Board of Directors had no audit,  compensation,  nominating or other committees  during the fiscal year ended June 30, 2002, and currently has no committees.

     None of the Company's  directors is a director of any other entity that has its securities  registered pursuant to Section 12 of the Securities Exchange Act of  1934  or that  is  subject  to the  requirements  of  Section  15(d)  of the
Securities Exchange Act of 1934.

                               EXECUTIVE OFFICERS

     The  executive  officers of the Company  are Jimmy L.  Boswell,  Darrell H.
Hughes, David L. Jackson and David G. Lucas,  information  pertaining to whom is set forth under Current  Directors above. The executive  officers of the Company are elected  annually at the first meeting of the Board of Directors  held after each annual meeting of  shareholders.  Each  executive  officer will hold office until his or her successor duly is elected and qualified, until his or her death or resignation or until he or she shall be removed in the manner provided by the
Company's bylaws.

     There are no arrangements or  understandings  between any executive officer and any other  person  pursuant to which any person was selected as an executive officer.

                                   CONSULTANTS

     Kevin E. Anderson is not one of the Company's  executive officers but makes and is expected to make a significant  contribution  to the Company's  business.
Mr. Anderson,  who is 51, has been a consultant to the Company and the Company's
Board of Directors  since August 1999 and the founder and  President of Cognigen
Corporation since 1999. Mr. Anderson graduated from the University of California at Los Angeles.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and  directors  and persons who  beneficially  own more than 10% of the
Company's  outstanding Common Stock to file reports of beneficial ownership with the Securities and Exchange Commission and to furnish the Company with copies of the reports.

     Based  solely on a review of the  Forms 3, 4 and 5 and  amendments  thereto furnished to the Company  during the Company's  fiscal year ended June 30, 2002, the persons who were either one of the  Company's  directors  or officers or who beneficially  owned more than 10% of the  Company's  Common  Stock who failed to file on a timely  basis  reports  required  by Section  16(a) of the  Securities
Exchange Act of 1934 were:  Kevin E. Anderson,  the Anderson Family Trust #2 and
Peter Tilyou,  all of whom may have failed to file their  respective  Forms 4 or
Forms 5 during the Company's fiscal year ended June 30, 2002.

                             EXECUTIVE COMPENSATION

     The  following  table  provides  certain  information   pertaining  to  the
compensation paid by the Company and its subsidiaries  during the Company's last three fiscal years for services  rendered by the Chief Executive Officer and the persons  who were the four most  highly  compensated  executive  officers of the
Company during the fiscal year ended June 30, 2002.

                                 Summary Compensation Table
                                 --------------------------
                                                                 Long Term
                                                                Compensation
                                   Annual Compensation             Awards
                                   -------------------          ------------
                  Fiscal
    Name and      Year                                Other     Securities   All Other
   Principal      Ended                            Annual Comp  Underlying   Compensation
    Position      June 30  Salary ($)   Bonus ($)      ($)      Options (#)     ($)
    --------      -------  ----------   ---------  -----------  -----------  ------------
Darrell H. Hughes  2002    $125,000(a)    -- --     $24,638(b)      -- --       -- --
President since    2001    $125,000       -- --       -- --         -- --       -- --
July 2000 and      2000    $  8,542       -- --       -- --       200,000(e)    -- --
Chief Executive
Officer since
October 13, 1999

Jimmy L. Boswell   2002    $120,000(a)    -- --       -- --         -- --       -- --
President and      2001    $120,000    $100,000       -- --         -- --       -- --
Chief Operating    2000    $103,333       -- --       -- --       200,000(e)    -- --
Officer from
August 20, 1999
to July 2000 and
Executive Vice
President and
Chief Operating
Officer since
July 2000

David L. Jackson   2002    $120,000(a)    -- --       -- --         -- --       -- --
President and      2001    $120,000       -- --       -- --         -- --       -- --
Treasurer until    2000    $ 29,000       -- --     $24,000(c)    200,000(e)    -- --
August 20, 1999
and Senior Vice
President and
Secretary since
August 20, 1997

David G. Lucas     2002    $101,250(a)    -- --       -- --         -- --       -- --
Treasurer and      2001    $ 90,000    $100,000       -- --         -- --       -- --
Chief Financial    2000    $ 82,500       -- --       -- --       200,000(e)    -- --
Office since
August 20, 1999

Troy D. Carl       2002    $ 73,600(a)    -- --    $145,150(d)      -- --     $32,000(f)
Vice President     2001    $ 96,000       -- --   $  61,554(d)      -- --       -- --
Sales and          2000    $ 60,000       -- --   $  20,533(d)      -- --       -- --
Marketing from
May 2000 until
April 2002

     (a) The  Company  issued to Jimmy L.  Boswell,  Troy D.  Carl,  Darrell  H.
Hughes,  David L. Jackson,  and David G. Lucas,  9,376,  7,500, 9,376, 9,376 and
7,032 shares of the Company's Common Stock,  respectively,  in lieu of cash, for approximately  20% of their salary for the periods  ending August 31,  September
15,  September 30,  October 15,  October 31 and November 15, 2001. The number of shares of the  Company's  Common  Stock issued was based on a value of $0.64 per share.  The $0.64 per share was the last  reported  sale price of the  Company's
Common Stock on September 24, 2001.

     (b) The $24,638 represents the amounts Darrell H. Hughes was reimbursed for items he claimed that he was entitled to under his original employment agreement with the  Company.  The amount  includes a  contribution  match for his previous employer's  401(k) plan of $8,438 and an automobile  allowance of $16,200 for 27 months.

     (c) The $24,000 was paid as consulting  fees prior to the time Mr.  Jackson became one of the Company's employees.

     (d) During the Company's fiscal year ended June 30, 2002, Mr. Carl was paid
$56,150  commissions  from  sales  by  the  Company's  agents  who  were  in his down-line.  Mr. Carl received a severance package  consisting of $25,000 in cash and 100,000 shares of the Company's  restricted Common Stock valued at $0.64 per share.  The 2001 and 2000 amounts  represent  commissions  paid to Mr. Carl from sales by the Company agents who were in his down-line.

     (e) On August 25, 2000,  Messrs.  Hughes,  Boswell,  Jackson and Lucas were each  granted a five year option to  purchase  200,000  shares of the  Company's
Common Stock at an exercise  price of $3.68 per share.  During  September  2001, each option held by Messrs Hughes, Jackson and Lucas was voluntarily surrendered without compensation by Messrs.  Hughes, Jackson and Lucas. Mr. Boswell retained his option.

     (f) On  September  24,  2001,  the Company  agreed to issue to Troy D. Carl
50,000 shares of the Company's  Common Stock that the directors  valued at $0.64 per share. The $0.64 per share was the last reported sale price of the Company's
Common Stock on September  24, 2001.  The issuance of the shares to Mr. Carl was an accord and satisfaction of all the Company's  preexisting  obligations to Mr.
Carl as a result of the Company's  assumption of Mr. Carl's letter of employment with Cognigen Corporation dated September 4, 2001.

               OPTION INFORMATION PERTAINING TO EXECUTIVE OFFICERS

Option Grants in Last Fiscal Year

     The  following  table  sets forth  information  pertaining  to the  options granted to Troy D. Carl,  the only  executive  officer of the  Company  that was granted an option by the  Company  during the  Company's  last fiscal year ended
June 30, 2002:

                    Number of    Percent of
                    Securities   Total Options
                    Underlying   Granted to
                    Options      Employees in
Name                Granted      Fiscal Year     Exercise Price  Expiration Date
----                -------      -----------     --------------  ---------------

Troy D. Carl        50,000          38.5%             $0.61        5/18/2002
Troy D. Carl        50,000          38.5%             $0.55        4/18/2007

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     No options to purchase the  Company's  Common  Stock were  exercised by any executive officer of the Company during the Company's fiscal year ended June 30,
2002. The following table provides  information  with respect to the unexercised options to purchase the Company's Common Stock held by Jimmy L. Boswell and Troy
D. Carl as of June 30, 2002:

                       Number of Securities           Value of Unexercised
                      Underlying Unexercised              In-the-Money
                    Options at Fiscal Year End     Options at Fiscal Year End
      Name          Exercisable/Unexercisable     Exercisable/Unexercisable(1)
      ----          -------------------------     ----------------------------

Jimmy L. Boswell           200,000 / 0                    $ 0 / $ 0 (1)
Troy D. Carl                50,000 / 0                    $ 0 / $ 0 (1)

(1)  The closing  price per share on June 30,  2002 was lower than the  exercise prices.

     Messrs. Hughes, Jackson and Lucas voluntarily  surrendered their respective options for no consideration in September 2001. Mr. Boswell retained his option.

Stock Option Plan

     The  Company  adopted an  incentive  and  non-statutory  option plan at the
Shareholder  Meeting on March 15,  2001.  The plan  authorizes  the  granting of options to the  Company's  officers,  directors,  employees and  consultants  to purchase  shares of the Company's  Common Stock. As of June 30, 2002, no options to purchase shares of the Company's Common Stock was outstanding under the plan.

     The following is a table with  information  regarding the Company's  equity compensation plans as of June 30, 2002:

                            Equity Compensation Plans

--------------------------------------------------------------------------------
Plan category            Number of       Weighted-average    Number of
                         securities to   exercise price of   securities
                         be issued upon  outstanding         remaining
                         exercise of     options, warrants   available for
                         outstanding     and rights          future issuance
                         options,                            under equity
                         warrants and                        compensation
                         rights                              plans (excluding
                         (a)             (b)                 securities
                                                             reflected in
                                                             column (a)
                                                              (c)
--------------------------------------------------------------------------------

Equity compensation
plans approved by
security holders               -0-        Not Applicable       625,000
--------------------------------------------------------------------------------
Equity compensation
plans not approved by
security holders            1,080,000         $3.44              -0-
--------------------------------------------------------------------------------
Total                       1,080,000         $3.44            625,000
--------------------------------------------------------------------------------

                            COMPENSATION OF DIRECTORS

     Directors  of the Company  were  reimbursed  for  reasonable  out of pocket expenses  incurred related to Board duties assigned in connection with attending
Board meetings.  Christopher R. Seelbach,  the one  non-employee  director,  was compensated  at a rate of $500  per  meeting  attended  and  reimbursed  for his reasonable out of pocket expenses incurred.

                              EMPLOYMENT AGREEMENTS

     The Company has employment agreements with Jimmy L. Boswell, and Darrell H.
Hughes  pursuant  to which  they were  paid  annual  salaries  of  $120,000  and
$125,000,  respectively,  until  August 1,  2002,  at which  time  their  annual salaries were increased to $132,096 and $136,900, respectively. The Company also has an employment agreement with David G. Lucas pursuant to which he was paid an annual  salary of $90,000  until  February  15,  2002,  at which time his annual salary was increased to $120,000.  The  employment  agreements  were extended to
January 31, 2003, and will terminate on that date unless extended.  In addition,
Messrs.  Boswell  and Lucas  were  each paid  $100,000  as an  initial  bonus in connection with their initial employment agreements.  On April 1, 2000, David L.
Jackson became one of the Company's employees with an annual salary of $120,000.
Effective  August 1, 2002,  David L.  Jackson's  annual  salary was increased to
$132,096. The Company now has an employment agreement with Mr. Jackson that will expire on January 31, 2003, unless extended.

                              CONSULTING AGREEMENTS

     The Company  entered into a  consulting  agreement  with Kevin E.  Anderson
Consulting,  Inc. to provide  expanded  consulting and  technical/administrative services through  December 31, 2002. Under the consulting  agreement the Company will pay Kevin E. Anderson Consulting, Inc. $1,000 per month to provide up to 20 hours of  telecommuting  consulting  services.  In addition,  Kevin E.  Anderson
Consulting,  Inc.  has  been  and  will  be paid  for  expanded  consulting  and technical/administrative  services.  The  amount  it has  been  and will be paid consists  of an upfront  payment of $12,000  and five  payments  of $5,600  each payable August 15, September 15, October 15, November 15 and December 15.

     The Company  also  assumed an agreement  with  Combined  Telecommunications
Consultancy, Ltd. ("CTC"), which is owned by Peter Tilyou, pursuant to which CTC was paid consulting fees of $10,000 per month. This agreement  terminated August
31,  2002.  During the fiscal year ending June 30,  2002,  the Company  paid CTC
$120,000  current  consulting  fees,  plus  $70,000  covering  indebtedness  for deferred  consulting  fees relating  back to November  2000. As of September 19,
2002, the Company owed CTC approximately $33,000 in unpaid consulting fees, plus interest.

                           PRINCIPAL SHAREHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

     The  following  table sets forth as of September  20,  2002,  the number of shares of the Company's  outstanding  Common Stock beneficially owned by each of the  Company's  current  directors,  sets  forth  the  number  of  shares of the
Company's  outstanding  Common Stock  beneficially owned by all of the Company's current  executive  officers and directors as a group,  sets forth the number of shares of the Company's outstanding Common Stock owned by Troy D. Carl, and sets forth the number of shares of the  Company's  outstanding  Common Stock owned by each  person who owned of record,  or was known to own  beneficially,  more than five percent of the outstanding shares of the Company's Common Stock:

                                Amount and Nature of
                                    Beneficial
       Name and Address            Ownership(1)       Percent of Class
       ----------------            ------------       ----------------
Jimmy L. Boswell                      459,377 (2)            4.9%
Suite 103A
3220 South Higuera Street
San Luis Obispo, CA 93401

Darrell H. Hughes                     818,507                9.0%
Suite 210
7001 Seaview Avenue N.W.
Seattle, WA 98117

David L. Jackson                      278,889                3.1%
6 Valencia Road
Orinda, CA  94563

David G. Lucas                        257,033                2.8%
Suite 103A
3220 South Higuera Street
San Luis Obispo, CA  93401

Christopher R. Seelbach                15,000        Less than 1%
44 Woodcrest Avenue
Short Hills, NJ  07078

All current executive               1,828,806 (3)           19.7%
officers and directors as a
group (5 persons)

Troy D. Carl                          207,500 (4)            2.3%
6759-B Academy Road, NE
Albuquerque, NM  87109

Cognigen Corporation                   25,250 (5)    Less than 1%
2608 Second Avenue, Suite 108
Seattle, WA 98121

Anderson Family Trust #2            1,158,505 (5)(6)        12.8%
2608 Second Avenue, Suite 108
Seattle, WA 98120

Kevin E. Anderson                   1,158,505 (5)(6)        12.8%
2608 Second Avenue, Suite 108
Seattle, WA 98120

Peter Tilyou                        1,158,505 (7)(8)        12.8%
2608 Second Avenue, Suite 108
Seattle, WA 98120

     (1) Except as  indicated  below,  each  person  has sole and voting  and/or investment power over the shares listed.

     (2) Includes 200,000 shares underlying a presently exercisable option.

     (3) This total includes the shares specified in the above footnotes.

     (4) Includes 50,000 shares underlying a presently exercisable option.

     (5) Kevin E.  Anderson and members of his family are the  beneficiaries  of the Anderson Family Trust #2 which owns  approximately  98.9% of the outstanding
Common Stock of Cognigen Corporation. Mr. Anderson may be deemed to beneficially own the 25,250  shares of the  Common  Stock that  Cognigen  Corporation  may be deemed to beneficially own.

     (6) Kevin E.  Anderson and members of his family are the  beneficiaries  of the Anderson  Family Trust #2. Kevin E.  Anderson may be deemed to  beneficially own the shares of the Common Stock owned by the Anderson Family Trust #2.

     (7) Includes the shares owned by the Anderson  Family Trust #2 and Cognigen
Corporation,  all of  which  may be  deemed  to be  beneficially  owned by Peter
Tilyou. Mr. Tilyou is the sole trustee,  but not a beneficiary,  of the Anderson
Family Trust.

     (8) The information  pertaining to the shares of Common Stock  beneficially owned by the  Anderson  Family  Trust #2 is based on the  Company's  shareholder records.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS
                       AND CERTAIN BUSINESS RELATIONSHIPS

Issuance of Common Stock to Troy D. Carl

     On September 24, 2001,  the Company  agreed to issue to Troy D. Carl 50,000 shares of the  Company's  Common  Stock that the  directors  valued at $0.64 per share.  The $0.64 per share was the last  reported  sale price of the  Company's
Common Stock on September  24, 2001.  The issuance of the shares to Mr. Carl was an accord and satisfaction of all the Company's  preexisting  obligations to Mr.
Carl as a result of the Company's  assumption of Mr. Carl's letter of employment with Cognigen Corporation dated September 4, 2001.

Resignation of Troy D. Carl

     On April 19, 2002, Troy D. Carl resigned as Vice President of Marketing and as a director of the Company.  Jimmy L. Boswell was appointed a director to fill the  vacancy  on the  Board of  Directors  left by Mr.  Carl's  resignation.  In consideration  for his  resignation  from  the  position  of Vice  President  of
Marketing,  Mr. Carl received a severance package consisting of $25,000 in cash,
100,000 shares of the Company's  restricted Common Stock and a nonqualified five year option to purchase  50,000  additional  shares of the Company's  restricted
Common  Stock at an  exercise  price of $0.55 per  share  which was equal to the market value of such Common Stock on the grant date.  Until April 2003, Mr. Carl has agreed to provide not less than 20 hours per month of consulting and related agent sales advisory services to the Company,  provide product review consulting services  for the  Company and provide  administrative  review of the  Company's agent support activity through the Albuquerque office for (i) independent agency commissions  from personal sales,  downtime  overrides and MLM bonuses and (2) a consulting fee. The total of (1) and (2) are not to exceed $18,000 per month and no consulting fee is to exceed $8,000 per month.

Training Services Framework Agreement with eMaxDirect LLC.

     On April 24, 2002, the Company entered into a Training  Services  Framework
Agreement with eMaxDirect LLC, a Nevada limited liability company, in which Troy
D. Carl is the  President and a member.  Mr. Carl also is a former  director and officer of the  Company.  Pursuant  to the terms of the  Agreement,  the Company granted eMax (1) an exclusive,  limited  license to use certain of the Company's
proprietary   trademarks   and  other   proprietary   information,   and  (2)  a
non-exclusive,  limited license to use technical information, training materials and aids and sales  training  tools  previously  developed  or  acquired  by the
Company,  both for the sole purpose of training the Company's  independent sales agents. In exchange,  eMaxDirect is to provide the Company's  independent agents with promotional and sales training tools,  live training  seminars and business building materials relating to the Company's  services.  eMaxDirect will receive compensation  for its  performance  under the  Agreement by receipt of fees from each of the Company's independent sales agents who registers for sales training.
In consideration for the license received from the Company, eMaxDirect is to pay to the Company a royalty of 20% of its gross revenues from such fees.

Stock  Redemption  Agreement  between the Company,  the Anderson  Family  Trust,
Cantara Communications Corporation, and Kevin E. Anderson Consulting, Inc.

     On December 7, 2001,  the Company closed a transaction in which the Company purchased,  or redeemed,  2,712,500 shares of its Common Stock from the Anderson
Family Trust.  The Anderson  Family Trust  delivered  shares from those owned by
Cognigen  Corporation,  a company 98.9 % owned by the Anderson  Family Trust, to satisfy  its  obligation  pursuant to the  transaction.  Kevin E.  Anderson  and members of his family are the beneficiaries of the Anderson Family Trust.  Kevin
E.  Anderson  may be deemed to  beneficially  own the shares of the Common Stock owned by the Anderson Family Trust.

     As consideration  for the share purchase,  among other  consideration,  the
Company transferred to Cantara Communications Corporation, an affiliate of Kevin
E. Anderson, the rights to become the up-line for the Company's current accounts and  thereby be  entitled  to  commissions,  fees and  bonuses on the  Company's current customer accounts,  with a commission not to exceed 12% which commission is limited by various caps through December 31, 2002. In addition,  as a part of the  transaction,  the Company's  agreement  with Kevin E. Anderson  Consulting,
Inc.,  pursuant to which the Company  paid Kevin E.  Anderson  Consulting,  Inc.
consulting  fees of $14,583 per month,  was  cancelled and Kevin E. Anderson was retained for 24 months  through  December 31, 2003 at the rate of $1,000.00  per month to provide up to 20 hours telecommuting consulting services to the Company per month. Also, under a separate consulting  agreement the Company has paid and will pay Kevin E. Anderson  Consulting,  Inc, an additional  amount for expanded consulting  and  technical/administrative  services.  The amount it has been and will be paid  consists  of an upfront  payment of $12,000  and five  payments of
$5,600  each  payable  August 15,  September  15,  October  15,  November 15 and
December 15.

Loan from the Company to JVTEL

     On October 11, 2000,  the Company  entered into an agreement  with JVTEL, a joint venture between  Telkiosk and CTC, whose managing partner is Peter Tilyou, that gave the Company the option to sell to JVTEL a database  of  off-shore  and
domestic   telephone   service   subscribers  that  the  Company  acquired  from
Inter-American Telecommunications Holding Corporation. According to the terms of the  agreement,  in the event that the  Company  had not  activated a minimum of
5,000 of the accounts by March 30, 2001,  the Company had the option to sell the accounts to JVTEL for  $1,300,000.  The $1,300,000 was to be paid to the Company in such  number  of  shares  of the  Company's  Common  Stock  that was equal to
$1,300,000,  less the forgiveness of debt and interest due to JVTEL on March 30,
2001,  divided by the closing bid price of the  Company's  Common Stock on March
30,  2001.  On March 31,  2001,  the  Company  exercised  its option to sell the database to JVTEL  because  the Company had not  activated a minimum of 5,000 of the accounts.  JVTEL requested and the Company agreed that the purchase price of the  accounts  be paid by JVTEL  forgiving  the  balance of the debt and accrued interest in the total  amount of $689,197  due from the Company to JVTEL and its joint venturers and by the Company  accepting a promissory note in the amount of
$85,803  payable on March 30, 2002,  with  interest at a rate of 8.5% per annum.
This loan was paid with interest on January 31, 2002.

Payments to Christopher R. Seelbach and Seelbach Associates, LLC

     From July 1, 2001,  to June 30,  2002,  the  Company  paid  Christopher  R.
Seelbach or his company,  Seelbach & Associates,  $25,409.93 in fees for serving as a director and for providing consulting services to us.

Issuance of Common Stock to Jimmy L. Boswell,  Troy D. Carl,  Darrell H. Hughes,
David L. Jackson and David G. Lucas

     On September 24, 2001, the Company issued shares of its Common Stock, which the Board of Directors valued at $0.64 per share to the following named officers in the stated amounts on the stated dates:

                                         TO BE                TO BE
                                     DISTRIBUTED ON       DISTRIBUTED ON
         OFFICER         TOTAL PMT  SEPTEMBER 30, 2001   NOVEMBER 15, 2001
         -------         ---------  ------------------   -----------------

   Jimmy L. Boswell       $ 6,000     4,688 shares         4,688 shares
   Troy D. Carl           $ 4,800     3,750 shares         3,750 shares
   Darrell H. Hughes      $ 6,000     4,688 shares         4,688 shares
   David L. Jackson       $ 6,000     4,688 shares         4,688 shares
   David G. Lucas         $ 4,500     3,516 shares         3,516 shares

     The above named officers had voluntarily  agreed for the pay periods ending
August 31,  September 15,  September 30, October 15, October 31 and November 15,
2001,  to accept,  in lieu of a payment of cash,  approximately  twenty  percent
(20%) of their respective  salaries in the Company's  restricted Common Stock at the fair  market on this date,  which based on the last  reported  sale price on
September 24, 2001, was $0.64 per share.

                       2002 ANNUAL REPORT TO SHAREHOLDERS

     Included  with this  Information  Statement  is the  Company's  2002 Annual
Report on Form 10-KSB for the fiscal year ended June 30, 2002.  The Company will provide,  without charge,  an additional copy of the Company's  Annual Report on
Form  10-KSB for the fiscal  year ended June 30,  2002,  as required to be filed with the Securities and Exchange  Commission pursuant to the Securities Exchange
Act of 1934, as amended, upon written request to David L. Jackson, Secretary, at the Company at its principal offices, 7001 Seaview Avenue,  Seattle,  Washington
98117. Each such request must set forth a good faith  representation that, as of
September 20, 2002 the person  making the request was a beneficial  owner of the
Company's Common Stock. The exhibits to the Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 may be obtained by any stockholder  upon written request to Mr. Jackson.  Each person making any such request will be required to pay a fee of $0.25 per page to cover the Company's  expenses in furnishing  such exhibits.

                              SHAREHOLDER PROPOSAL

Proposal by a Shareholder

     Stu Lieberman,  11412 Ohanu Circle, Boynton Beach, FL 33437, who, according to the shareholder  records of the Company,  is the beneficial  owner of 244,375 shares of the Common Stock of the Company,  has requested the following proposal be placed on the agenda for consideration at the Meeting:

     "That the Board shall reconsider the Anderson shares for agent revenue deal and renegotiate a fixed price."

     If Stu  Lieberman  attends the Meeting and presents the proposal for action at the Meeting,  the proposal will be submitted to the  shareholders  for a vote thereon.

Proposals for Next Annual meeting

     Proposals  of  shareholders  intended  to be  presented  at the next Annual
Meeting of the  Company's  shareholders  must be  received  by the Company by no later than May 27, 2003.

                             SOLICITATION OF PROXIES

 We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy

                                 OTHER BUSINESS

     The  Company's  Board  of  Directors  does not  know of any  matters  to be presented at the Meeting other than the matters set forth  herein.  If any other business  should come before the Meeting,  the  shareholders  in attendance will vote according to their judgment on such matters.

                                    BY ORDER OF THE BOARD OF DIRECTORS

Seattle, Washington
September 25, 2002                  DAVID L. JACKSON, SECRETARY